SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2004

TERCICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50461	26-0042539
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 Gateway Boulevard, Suite 950 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 624-4900

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated May 4, 2004.

Item 12. Results of Operations and Financial Condition

On May 4, 2004, Tercica, Inc. issued a press release announcing financial results for its fiscal first quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished to the Commission as required by that instruction.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERCICA, INC.

Date: May 4, 2004	By:	/S/ TIMOTHY P. LYNCH
	Name:	Timothy P. Lynch
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated May 4, 2004.